SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 13, 2004

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                          95-4479735
         ----------                                     --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 2

Item 7. Financial Statements and Exhibits


(a) Financial Statements

     Not Applicable

(b) Pro Forma Financial Information

     Not Applicable

(c) Exhibits

     99.1 Press Release Dated August 13, 2004

Item 9. Regulation FD Disclosure

     On August 13, 2004, we announced the second quarter 2004 operating results. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 16, 2004                      THE SPORTS CLUB COMPANY, INC.



                                            By:  /s/  Timothy M. O'Brien
                                                --------------------------------
                                                      Timothy M. O'Brien
                                                      Chief Financial Officer

                                                                    EXHIBIT 99.1


                                  NEWS RELEASE



For Immediate Release                              CONTACT: Timothy O'Brien
                                                   Chief Financial Officer
                                                   The Sports Club Company, Inc.
                                                   (310) 479-5200




                     THE SPORTS CLUB COMPANY, INC. ANNOUNCES
   OPERATING RESULTS FOR THE SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2004



LOS ANGELES, CA (August 13, 2004) - The Sports Club Company, Inc. (AMEX:SCY) today announced financial results for the second quarter and six months ended June 30, 2004.

Revenues for the quarter ended June 30, 2004 were $37,732,000 compared to $32,628,000 for the quarter ended June 30, 2003, an increase of $5,104,000 or 15.6%. EBITDA(1) for the quarter ended June 30, 2004 increased to $2,704,000, compared to $1,920,000 for the quarter ended June 30, 2003, an increase of $784,000 or 40.8%. The net loss attributable to common shareholders for the quarter ended June 30, 2004 was $4,803,000 or $0.26 per basic and diluted share, compared to a net loss attributable to common shareholders for the quarter ended June 30, 2003 of $4,822,000 or $0.26 per basic and diluted share. The weighted average number of basic and diluted shares outstanding for the quarter ended June 30, 2004 was 18,697,000 shares compared to 18,326,000 shares for the quarter ended June 30, 2003.

Revenues for the six months ended June 30, 2004 increased 14.7% to $74,910,000, compared to $65,289,000 for the six months ended June 30, 2003, an increase of $9,621,000. EBITDA(1) for the first six months of 2004 decreased 14.3% to $3,818,000, compared to $4,457,000 for the first six months of 2003, a decrease of $639,000. The decrease in EBITDA was the result of the write off of $1.1 million in costs related to an abandoned "Going Private/Equity Investment" transaction and to the recording of a $442,000 minority interest in the profits of Reebok Sports Club/NY. The net loss attributable to common shareholders for the six months ended June 30, 2004 was $11,098,000 or $0.60 per basic and diluted share, compared to a net loss attributable to common shareholders for the six months ended June 30, 2003 of $9,065,000 or $0.50 per basic and diluted share. The weighted average number of basic and diluted shares outstanding for the six months ended June 30, 2004 was 18,631,000 shares compared to 18,244,000 shares for the six months ended June 30, 2003.

This press release contains forward-looking statements under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include the words "will," "expects," "anticipates," "believes," "estimates," "intends," "plans" and similar expressions. Such forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from those currently anticipated. Such factors are outlined in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Sports Club Company, based in Los Angeles, California currently operates nine luxury sports and fitness facilities nationwide under the brand name The Sports Club/LA.
-----------------

(1) EBITDA is calculated by adding the income tax provision, net interest expense and depreciation/amortization to net loss. We have included EBITDA data because management believes that this measure is useful to an investor to evaluate our ability to service debt and to assess our earnings ability. However, these items should not be considered in isolation or as substitutes for net income, cash flows from (used in) operating activities or other statement of operations or cash flows data prepared in accordance with generally accepted accounting principles. A reconciliation of cash flows from (used in) operating activities to net loss and EBITDA is provided in the tables accompanying this press release.

                               -Tables to Follow-

                          THE SPORTS CLUB COMPANY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                       December 31, 2003 and June 30, 2004
                             (Amounts in thousands)
                                   (Unaudited)


                                                                                   December 31,           June 30,
                                    ASSETS                                             2003                 2004
                                                                                       ----                 ----

Current assets:
  Cash and cash equivalents...............................................    $         1,932       $         3,723
  Accounts receivable, net of allowance for doubtful accounts.............              3,923                 3,232
  Other current assets....................................................              2,783                 2,011
                                                                              ---------------       ---------------
     Total current assets.................................................              8,638                 8,966

Property and equipment, net ...............................................           155,173               151,676
Restricted cash............................................................             4,432                 4,381
Goodwill...................................................................             7,660                 7,660
Other assets...............................................................             8,056                 6,646
                                                                                --------------       --------------
                                                                                $     183,959      $        179,329
                                                                                ==============       ==============



LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Current installments of notes payable and equipment
     financing loans......................................................    $         2,099       $         1,111
  Accounts payable and accrued liabilities................................             16,177                15,820
  Deferred revenues.......................................................             18,292                17,983
                                                                              ---------------       ---------------
     Total current liabilities............................................             36,568                34,914

Notes payable and equipment financing loans, less current
     Installments.........................................................            119,731               119,492
Other long-term liabilities................................................            10,445                11,148
                                                                                -------------       ---------------
     Total liabilities....................................................            166,744               165,554

Commitments and contingencies

Redeemable preferred stock.................................................            11,761                12,278

Shareholders' equity:
  Common stock............................................................                211                   211
  Preferred stock.........................................................              5,590                12,063
  Additional paid-in capital..............................................            100,348                99,430
  Accumulated deficit.....................................................            (86,217)              (96,439)
  Less: treasury stock, at cost...........................................            (14,478)              (13,768)
                                                                              ----------------      ---------------
     Net shareholders' equity.............................................              5,454                 1,497
                                                                              ---------------       ---------------
                                                                                $     183,959      $        179,329
                                                                                =============      +===============

                          THE SPORTS CLUB COMPANY, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  (Amounts in thousands, except per share data)
                                   (Unaudited)

                                                        Three-months ended                 Six-months ended
                                                              June 30,                           June 30,
                                                              --------                           --------
                                                       2003              2004             2003              2004
                                                       ----              ----             ----              ----

Revenues:
    Membership revenues....................     $      32,180    $      36,486     $      64,584    $      72,407
    Reimbursed costs.......................               448            1,246               705            2,503
                                                -------------    --------------     -------------    -------------
       Total revenue.......................            32,628           37,732            65,289           74,910

Operating expenses:
    Direct.................................            26,358           29,830            52,707           59,872
    Reimbursed costs.......................               448            1,246               705            2,503
    General and administrative.............             1,996            2,206             3,969            4,252
    Selling................................             1,233            1,267             2,600            2,798
    Depreciation and amortization..........             2,969            3,168             5,929            6,340
    Pre-opening expenses...................               636               --               776               46
    Non-recurring items....................                --               --                --            1,104
                                                --------------   --------------    --------------    -------------
       Total operating expenses............            33,640           37,717            66,686           76,915
                                                --------------   --------------    --------------    -------------
          Profit (loss) from operations....            (1,012)              15            (1,397)          (2,005)

Other income (expense):
    Net interest expense...................            (3,255)          (3,672)           (6,535)          (7,360)
    Minority interests.....................               (37)            (479)              (75)            (517)
                                                --------------   --------------    --------------    -------------

      Loss before income taxes...................      (4,304)          (4,136)           (8,007)          (9,882)

Income tax provision (benefit).............               168              172               360              340
                                                --------------   --------------    --------------    -------------

      Net loss................................         (4,472)          (4,308)           (8,367)         (10,222)

Dividends on preferred stock...............               350              495               698              876
                                                --------------   --------------    --------------    -------------

       Net loss attributable to common
       shareholders........................     $      (4,822)   $      (4,803)    $      (9,065)    $    (11,098)
                                                ==============   ==============    ==============    =============

Net loss per share:
   Basic and diluted.......................     $       (0.26)   $       (0.26)    $       (0.50)    $      (0.60)
                                                ==============   ==============    ==============    =============

Weighted average shares outstanding:
   Basic and diluted.......................            18,326           18,697            18,244           18,631
                                                ==============   ==============     =============    =============


                          THE SPORTS CLUB COMPANY, INC.
             RECONCILIATION OF NET CASH USED IN OPERATING ACTIVITIES
                             TO NET LOSS AND EBITDA
                             (Amounts in thousands)
                                   (Unaudited)

                                                                     Three-months ended                 Six-months ended
                                                                           June 30,                         June 30,
                                                                           --------                        --------
                                                                   2003             2004             2003            2004
                                                                   ----             ----             ----            ----

Net loss                                                    $     (4,472)    $     (4,308)     $    (8,367)     $   (10,222)
    Net interest expense                                           3,255            3,672            6,535            7,360
    Income tax provision (benefit)                                   168              172              360              340
    Depreciation and amortization                                  2,969            3,168            5,929            6,340
                                                            -------------   --------------    -------------     ------------
EBITDA                                                      $      1,920     $      2,704      $     4,457      $     3,818
    Interest payment                                                (175)            (383)          (5,955)          (6,475)
    Changes in working capital items and other                    (1,520)             311           (2,560)           2,396
                                                            -------------   --------------    -------------     ------------
Net cash provided by (used in) operating activities         $        225    $       2,632      $    (4,058)     $      (261)
                                                            =============   ==============     ============     ============
